                                                                    EXHIBIT 10.5
                                 Amendment No. 2
                                       to
                              Transaction Agreement

         This Amendment No. 2 ("Amendment") to the Transaction Agreement dated as of July 8, 1998 (the "Original Agreement"), as amended by Amendment No. 1 dated as of December 18, 1998, is made as of February 18, 1999, among Choice One Communications Inc. (the "Corporation"), Choice One Communications L.L.C. (the "LLC") and the persons listed on the signature pages hereto.

         WHEREAS, the initial holders of Investor Equity and Management Equity entered into the Original Agreement on July 8, 1998 in connection with their investments in the Corporation to be held initially through their ownership of Units in the LLC;

         WHEREAS, certain additional persons have become holders of Management Equity pursuant to the terms of the Original Agreement subsequent to July 8, 1998;

         WHEREAS, First Union Capital Partners, Inc. ("First Union") desires to become a holder of Investor Equity and to become a party to the Original Agreement and certain related agreements relating to its investment in the LLC; and

         WHEREAS, the parties hereto desire that First Union become a party to the Original Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Definitions. (a) The Original Agreement is hereby amended by inserting the following definition of "Subsequent Investor Purchase Agreement" before the definition of "Subsidiary" in Section 8.01:

         "Subsequent Investor Purchase Agreement" means the investor purchase agreement, dated as of February 18, 1999, between the LLC and First Union Capital Partners, Inc., as amended from time to time in accordance with its terms, pursuant to which First Union Capital Partners, Inc. has subscribed for 1,000,000 Class A Units and in connection therewith made an initial Capital Contribution of $300,000.

         (b) The definition of "Investor Equity" in Section 8.01 of the Original Agreement is hereby amended by adding "or pursuant to any Subsequent Investor

Purchase Agreement" after "Agreement" and before "or Transferred" in clause (i) thereof.

         (c) The definition of "Investor Members" in Section 8.01 of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "Investor Members" means (i) MSCP, Fleet, Waller-Sutton and Royce J. Holland, each of which was, on July 8, 1998, admitted as a Member pursuant to
Section 3.01(b) of the LLC Agreement, (ii) First Union Capital Partners, Inc., which shall be admitted on February18, 1999 as a Member pursuant to Section 3.01(d) of the LLC Agreement and (iii) any transferee of any Investor Equity prior to dissolution of the LLC in compliance with Article 6 hereof that is admitted to the LLC as a Substituted Member (as defined in the LLC Agreement) pursuant to Section 10.01 of the LLC Agreement, but in each case only so long as such Person is shown on the LLC's books and records as the owner of one or more Units.

          (d) The definition of "Maximum Commitment" in Section 8.01 of the Original Agreement is hereby amended by deleting the second sentence in its entirety and replacing it with the following:

         "The maximum commitment, as of February 18, 1999, for each Member is listed on the Schedule of Unitholders attached to the LLC Agreement."

         SECTION 2. Amendment to Section 9.04. Section 9.04 of the Original Agreement is hereby amended by inserting "and if such amendment to Section 6.05,
6.06 or this Section 9.04 would have an adverse economic impact (which is disproportionate to First Union Capital Partners, Inc. as compared to the other Investor Members) on First Union Capital Partners, Inc.'s investment in the LLC then such amendment shall also require the prior written consent of First Union Capital Partners, Inc." after "and MSCP" and before "(but".

         SECTION 3. Amendment to Section 9.13. Section 9.13 is hereby amended by adding the following after "Nixon, Hargrave, Devans & Doyle LLP... (716) 263-1600" and before "and if" in such Section:

         "if to First Union Capital Partners, Inc., to:

         First Union Capital Partners, Inc.
         One First Union Center
         301 South College Street -- TW-5
         Charlotte, North Carolina 28288-0732
         Attention:        Pearce Landry

         Facsimile:        (704) 374-6711

         SECTION 4. Agreement to Be Bound. First Union hereby adopts, executes and delivers, and agrees to bound by, the Original Agreement as amended hereby.

         SECTION 5. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 6. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 7. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.





                                   CHOICE ONE COMMUNICATIONS INC.


                                   By:  /s/ Steve M. Dubnik
                                        ________________________________


                                   Its: President and Chief Executive Officer
                                        _______________________________



                                   CHOICE ONE COMMUNICATIONS
                                         L.L.C.


                                   By:  /s/ Steve M. Dubnik
                                        _______________________________


                                   Its: Authorized Person
                                        ______________________________



                                   FIRST UNION CAPITAL PARTNERS, INC.


                                   By:  /s/ Ted A. Gardner
                                        _______________________________


                                   Its: Managing Partner
                                        ______________________________

                              MANAGEMENT MEMBERS

                              /s/ Steve M. Dubnik
                              _________________________________________
                              Steve M. Dubnik, as a Management
                              Member and as Chief Executive Officer
                              of Choice One Communications, Inc.


                              /s/ Mae Squier-Dow
                              _________________________________________
                              Mae Squier-Dow


                              /s/ Kevin Dickens
                              _________________________________________
                              Kevin Dicken



                              /s/ Phillip Yawman
                              _________________________________________
                              Phillip Yawman


                              /s/ Joseph Schaal
                              _________________________________________
                              Joseph Schaal


                              /s/ Elizabeth Ellis
                              _________________________________________
                              Elizabeth Ellis


                              /s/ Joseph Calzone
                              _________________________________________
                              Joseph Calzone


                              /s/ Michelle Paroda
                              _________________________________________
                              Michelle Paroda


                              /s/ Linda Chapman
                              _________________________________________
                              Linda Chapman


                              /s/ John Zimmer
                              _________________________________________
                              John Zimmer

                              /s/ David Fitts
                              _________________________________________
                              David Fitts


                              /s/ Kenneth Okolowicz
                              _________________________________________
                              Kenneth Okolowicz


                              /s/ Daniel K. Iles
                              _________________________________________
                              Daniel K. Iles


                              /s/ Michael D'Angelo
                              _________________________________________
                              Michael D'Angelo


                              /s/ Robert Merrill
                              _________________________________________
                              Robert Merrill


                              /s/ Kim Scovill
                              _________________________________________
                              Kim Scovill

                              INVESTOR MEMBERS

                              MORGAN STANLEY CAPITAL
                                PARTNERS III, L.P.

                              By MSCP III, L.P., its general partner
                              By Morgan Stanley Capital Partners III,
                                    Inc., its general partner


                              By  /s/ Michael Jansen
                                  ______________________________________


                              Its Managing Director
                                  ______________________________________


                              By  /s/ John Ehrenkranz
                                  ______________________________________


                              Its Principal
                                  ______________________________________


                              MSCP III 892 INVESTORS, L.P.

                              By    MSCP III, L.P., its general partner
                              By    Morgan Stanley Capital Partners III,
                                        Inc., its general partner


                              By  /s/ Michael Jansen
                                  ______________________________________


                              Its Managing Director
                                  ______________________________________


                              By  /s/ John Ehrenkranz
                                  ______________________________________


                              Its Principal
                                  ______________________________________



                              MORGAN STANLEY CAPITAL
                               INVESTORS, L.P.

                              By  MSCP III, L.P., its general partner
                              By  Morgan Stanley Capital Partners III,
                                    Inc., its general partner


                              By  /s/ Michael Jansen
                                  ______________________________________


                              Its Managing Director
                                  ______________________________________


                              By  /s/ John Ehrenkranz
                                  ______________________________________


                              Its Principal
                                  ______________________________________

                               CHISHOLM PARTNERS III, L.P.

                               By    Silverado III, L.P., its General Partner
                               By    Silverado III Corp., its General Partner


                               By    /s/  Robert M. Van Degna
                                     ________________________________________
                                     Robert M. Van Degna
                                     Chairman & CEO


                               KENNEDY PLAZA PARTNERS


                               By    /s/  Robert M. Van Degna
                                     ________________________________________
                                     Robert M. Van Degna
                                     Managing General Partner


                               FLEET VENTURE RESOURCES, INC.



                               By    /s/  Robert M. Van Degna
                                     ________________________________________
                                     Robert M. Van Degna
                                     Chairman & CEO


                               FLEET EQUITY PARTNERS VI, L.P.

                               By    Fleet Growth Resources II, Inc.,
                                     its General Partner


                               By    /s/  Robert M. Van Degna
                                     ________________________________________
                                     Robert M. Van Degna
                                     Chairman & CEO

                               WALLER-SUTTON MEDIA PARTNERS, L.P.


                               By    Waller Sutton Media, L.L.C.
                                     its general partner


                               By    /s/ Bruce Hernandez
                                     ________________________________________
                                     Bruce Hernandez
                                     Chief Executive Officer


                               ROYCE J. HOLLAND




                               /s/ Royce J. Holland
                               ______________________________________________
                               Royce J. Holland